EXHIBIT 10.b

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of May 8, 1998 to the Credit Agreement dated as of March 30, 1998 (the "CREDIT AGREEMENT") among SUNBEAM CORPORATION (the "PARENT"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                                      W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) modify the definitions of Applicable Leverage Ratio and Applicable Rate as set forth herein, (ii) increase the rates of interest applicable to Eurodollar Borrowings prior to the first day of the initial Performance Period, (iii) reduce the initial aggregate amount of the Lenders' Revolving Commitments from $600,000,000 to $400,000,000, (iv) reduce the initial aggregate amount of the Lenders' Tranche A Term Commitments from $900,000,000 to $800,000,000 and (v) modify the negative covenant relating to the maximum Leverage Ratio permitted during certain periods as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. APPLICABLE LEVERAGE RATIO DEFINITION. The definition of "APPLICABLE LEVERAGE RATIO" in Section 1.01 of the Credit Agreement is amended by deleting the proviso set forth therein and replacing it with the following:

                  "PROVIDED that if the Parent shall not have timely delivered any such financial statements, and the Required Lenders shall not have agreed otherwise, the Applicable Leverage Ratio for the portion of such Performance Period from and including the day on which such financial statements are required to be delivered to but excluding the day on which such financial statements are delivered shall be deemed to be greater than 5.50 to 1."

         SECTION 3. APPLICABLE RATE DEFINITION. The definition of "APPLICABLE RATE" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                  "APPLICABLE RATE means, for any day during any Performance Period (or portion thereof), with respect to any ABR Loan or Eurodollar Loan, with respect to any commitment fee payable hereunder, or with respect to any participation fee related to any Letter of Credit, as the case may be, the applicable rate per annum set forth below under the caption "ABR SPREAD", "EURODOLLAR SPREAD", "COMMITMENT FEE RATE" or "LETTER OF CREDIT FEE RATE", as the case may be, based upon the Applicable Leverage Ratio for such Performance Period (or portion thereof):

                             REVOLVING LOANS AND TRANCHE A TERM LOANS

                                                                       ABR      EURODOLLAR       COMMITMENT     LETTER OF CREDIT
    APPLICABLE LEVERAGE RATIO:                                       SPREAD       SPREAD          FEE RATE          FEE RATE
    --------------------------                                       ------       ------          --------          --------

/greater than/5.50 TO 1                                               0.750%       2.000%           0.500%            1.750%

/greater than/5.25 TO 1 AND /less than or equal to/5.50 TO 1          0.500%       1.750%           0.500%            1.500%

/greater than/4.75 TO 1 AND /less than or equal to/5.25 TO 1          0.250%       1.500%           0.375%            1.250%

/greater than/4.25 TO 1 AND /less than or equal to/4.75 TO 1            0%         1.250%           0.375%            1.000%

/greater than/3.75 TO 1 AND /less than or equal to/4.25 TO 1            0%         1.125%           0.300%            0.875%

/greater than/3.25 TO 1 AND /less than or equal to/3.75 TO 1            0%         1.000%           0.300%            0.750%

/greater than/2.75 TO 1 AND /less than or equal to/3.25 TO 1            0%         0.750%           0.250%            0.500%

/less than or equal to/2.75 TO 1                                        0%         0.625%           0.200%            0.500%


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



                                        TRANCHE B TERM LOANS

           APPLICABLE LEVERAGE RATIO:                                   ABR SPREAD            EURODOLLAR SPREAD
           --------------------------                                   ----------            -----------------

/greater than/5.50 TO 1                                                   1.000%                    2.250%

/greater than/5.25 TO 1 AND /less than or equal to/ 5.50 TO 1             0.750%                    2.000%

/less than or equal to/5.25 TO 1                                          0.500%                    1.750%

The Applicable Rates set forth above shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof.

         SECTION 4. PERFORMANCE PERIOD DEFINITION. The definition of "PERFORMANCE PERIOD" in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from "June 30, 1998" to "December 31, 1998".

         SECTION 5. REDUCTION IN REVOLVING COMMITMENTS. The definition of "REVOLVING COMMITMENT" in Section 1.01 of the Credit Agreement is amended by deleting the last sentence thereof and replacing it with the following:

                  "The initial aggregate amount of the Lenders' Revolving Commitments is $400,000,000."

         SECTION 6. REDUCTION IN TRANCHE A TERM COMMITMENTS. The definition of "TRANCHE A TERM COMMITMENT" in Section 1.01 of the Credit Agreement is amended by deleting the last sentence thereof and replacing it with the following:

                  "The initial aggregate amount of the Lenders' Tranche A Term Commitments is $800,000,000."

         SECTION 7. MANDATORY REPAYMENT OF LOANS. Section 2.09(a) of the Credit Agreement is amended in its entirety to read as follows:

                  "SECTION 2.09. MANDATORY REPAYMENT AND PREPAYMENT OF LOANS AND REDUCTION OF COMMITMENTS(A) REPAYMENT. Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender having Term Loans, on each date set forth below, an aggregate principal amount of such Loans made to such Borrower so that the aggregate principal amount of all Loans being repaid by all of the Borrowers on such date is equal to the amount set forth below for such

         Class opposite such date (as such amount may be reduced pursuant to paragraph (b)(iv) below or Section 2.10(c)):

                                        TRANCHE-A-TERM              TRANCHE B TERM
              DATE                       LOANS AMOUNT                LOANS AMOUNT
              ----                      --------------              --------------

September 30, 1998                $                        0  $                2,500,000
March 31, 1999                    $                        0  $                2,500,000
September 30, 1999                $               66,750,000  $                2,500,000
March 31, 2000                    $               66,750,000  $                2,500,000
September 30, 2000                $               66,750,000  $                2,500,000
March 31, 2001                    $               66,750,000  $                2,500,000
September 30, 2001                $               66,750,000  $                2,500,000
March 31, 2002                    $               66,750,000  $                2,500,000
September 30, 2002                $               66,750,000  $                2,500,000
March 31, 2003                    $               66,750,000  $                2,500,000
September 30, 2003                $               66,750,000  $                2,500,000
March 31, 2004                    $               66,750,000  $                2,500,000
September 30, 2004                $               66,750,000  $                2,500,000
March 31, 2005                    $               65,750,000  $                2,500,000
September 30, 2005                $                        0  $              157,500,000
March 31, 2006                    $                        0  $              157,500,000
September 30, 2006                $                        0  $              150,000,000"


         SECTION 8. INCREASE IN INTEREST RATES APPLICABLE TO EURODOLLAR BORROWINGS. Section 2.12(b) of the Credit Agreement is amended in its entirety to read as follows:

                  "(b) The Loans comprising each Eurodollar Borrowing shallbear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus (i) for each day during the period from and including the Effective Date to but excluding the first day of the initial Performance Period, the rate of 2.25% per annum (with respect to Revolving Loans and Tranche A Term Loans) or 2.50% per annum (with respect to Tranche B Term Loans) and (ii) thereafter, the Applicable Rate."

         The increase in Interest Rates set forth above shall apply to interest accruing under the Credit Agreement on and after the date hereof.


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



         SECTION 9. LEVERAGE RATIO. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:

                  "SECTION 6.12. LEVERAGE RATIO. At the last day of any fiscal quarter of the Parent ending during any period set forth below, the Leverage Ratio will not exceed the ratio set forth below opposite such period:

                                    PERIOD                             RATIO
                                    ------                             -----

                  Effective Date - September 30, 1998                  5.75:1
                  October 1, 1998 - March 31, 1999                     5.50:1
                  April l, 1999 - September 30, 1999                   5.25:1
                  October 1, 1999 - September 30, 2000                 4.00:1
                  October 1, 2000 - September 30, 2001                 3.00:1
                  On or after October 1, 2001                          2.00:1"

         SECTION 10. REPRESENTATIONS OF PARENT. The Parent represents and warrants that (i) the representations and warranties of the Parent set forth in
Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 12. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 13. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received from each of the Parent, the Lenders and the Agents, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.


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




         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    SUNBEAM CORPORATION

                                    By  /S/ RONALD P. RICHTER
                                        ----------------------------
                                          Name: Ronald P. Richter
                                          Title: Vice President and Treasurer

                                    MORGAN STANLEY SENIOR
                                    FUNDING, INC.,
                                         individually and as Syndication Agent

                                    By  /S/ MICHAEL A. HART
                                        ----------------------------
                                          Name: Michael A. Hart
                                          Title: Principal

                                    BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS ASSOCIATION,
                                         individually and as Documentation
                                         Agent

                                    By  /S/ CHARLES S. FRANCAVILLA
                                        ----------------------------
                                          Name: Charles S. Francavilla
                                          Title: Senior Vice President

                                    FIRST UNION NATIONAL BANK,
                                         individually and as Administrative
                                         Agent

                                    By  /S/ THOMAS M. MOLITOR
                                        ----------------------------
                                          Name: Thomas A. Molitor
                                          Title: Senior Vice President